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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                  ___________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OF 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)               December 28, 1999
                                                   -----------------------------


                         PILOT NETWORK SERVICES, INC.
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            (Exact name of registrant as specified in its charter)


      Delaware                     000-24507                     94-3305774
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(State or other jurisdiction     (Commission File               (IRS Employer
     of incorporation)                Number)                Identification No.)


1080 Marina Village Parkway, Alameda, California                         94501
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code               (510) 433-7800
                                                  ------------------------------


                                 Inapplicable
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         (Former name or former address if changed since last report)



Exhibit Index located on page 4

                                                                               1
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Item 2. (Acquisition or Disposition of Assets) and Item 5. (Other Events)

          On January 5, 2000, Pilot Network Services, Inc. (the "Company") issued a press release announcing that on December 28, 1999 the Company and PRIMUS Telecommunications Group, Incorporated ("Primus") had entered into a strategic business relationship. As part of such relationship, Primus purchased from the Company 919,540 newly-issued shares of the Company's common stock for $16.3125 per share, which was the closing price of the Company's common stock on NASDAQ on December 27, 1999. Primus also received warrants to purchase 200,000 shares of the Company's common stock at an exercise price of $25.00 per share. In addition, K. Paul Singh, Chairman and Chief Executive Officer of Primus, was elected to the Board of Directors of the Company.

Item 7.   Financial Statement and Exhibits

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  See attached Exhibit Index.

                                                                               2
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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    PILOT NETWORK SERVICES, INC.


                    By:    /s/ William C. Leetham
                          -------------------------
                          William C. Leetham, Senior Vice President, Finance and Administration, Chief Financial Officer, Treasurer and Secretary

Dated:  January 5, 2000

                                                                               3
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                                 EXHIBIT INDEX


Number    Exhibit                                        Page Number
------    -------                                        -----------

99.1      Press Release dated January 5, 2000                 5

                                                                               4